CAPSTEAD MORTGAGE CORPORATION                                     EXHIBIT 28.1
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  31-MAY-98

DEAL REFERENCE                                                         93-2A                93-2B                 93-2C
                                                                -------------------  -------------------   -------------------
BEGINNING SECURITY BALANCE                                      $     52,945,949.48  $     43,131,914.00   $    112,910,576.18
  Loans Repurchased                                                           --                   --                    --
  Scheduled Principal Distribution                                        61,149.77            44,495.28            142,010.43
  Additional Principal Distribution                                        9,484.26            16,271.16             28,908.76
  Liquidations Distribution                                            1,889,941.75         2,826,320.69          2,218,044.59
  Accelerated Prepayments                                                     --                   --                    --
  Adjustments (Cash)                                                          --                   --                    --
  Adjustments (Non-Cash)                                                      --                   --                    --
  Losses/Foreclosures                                                         --                   --                    --
  Special Hazard Account                                                      --                   --                    --
                                                                -------------------  -------------------   -------------------
                                    Ending Security Balance     $     50,985,373.70  $     40,244,826.87   $    110,521,612.40
                                                                ===================  ===================   ===================
INTEREST DISTRIBUTION:
Due Certificate Holders                                         $        329,750.29  $        277,429.01   $        687,387.15
Compensating Interest                                                      3,137.75                --                 5,149.06

  Trustee Fee (Tx. Com. Bk.)                                                 595.64               539.11              1,411.38
  Pool Insurance Premium (PMI Mtg. Ins.)                                                           --                    --
  Pool Insurance (GE Mort. Ins.)                                          12,812.92            12,378.79                 --
  Pool Insurance (United Guaranty Ins.)                                       --                   --                    --
  Backup for Pool Insurance (Fin. Sec. Assur.)                                --                   --                    --
  Special Hazard Insurance (Comm. and Ind.)                                2,514.93             1,290.35                 --
  Bond Manager Fee (Capstead)                                                838.31               718.87              1,411.38
  Excess Compensating Interest (Capstead)                                     --                   --                    --
  Administrative Fee (Capstead)                                            1,434.02                (3.42)             4,704.62
  Administrative Fee (Other)                                                  --                   --                    --
  Excess-Fees                                                                 --                   --                    --
  Special Hazard Insurance (Aetna Casualty)                                   --                   --                    --
  Other                                                                       --                  (70.00)                --
                                                                -------------------  -------------------   -------------------
                                                 Total Fees               18,195.82            14,853.70              7,527.38
                                                                -------------------  -------------------   -------------------
 Servicing Fee                                                            17,733.38            13,408.82             29,410.07
 Interest on Accelerated Prepayments                                          --                   --                    --
                                                                -------------------  -------------------   -------------------
                                Total Interest Distribution     $        368,817.24  $        305,691.53   $        729,473.66
                                                                ===================  ===================   ===================
LOAN COUNT                                                                      199                  152                   410

WEIGHTED AVERAGE PASS-THROUGH RATE                                      7.544782026             7.738522           7.360191402

DEAL REFERENCE                                                         93-2D                93-2E.A
                                                                -------------------  -------------------
BEGINNING SECURITY BALANCE                                      $     73,493,166.26  $     49,170,380.50
  Loans Repurchased                                                           --                   --
  Scheduled Principal Distribution                                       461,314.81           296,015.38
  Additional Principal Distribution                                      103,907.28            28,224.15
  Liquidations Distribution                                              971,011.82         1,812,144.62
  Accelerated Prepayments                                                     --                   --
  Adjustments (Cash)                                                          --                   --
  Adjustments (Non-Cash)                                                      --                   --
  Losses/Foreclosures                                                         --                   --
  Special Hazard Account                                                      --                   --
                                                                -------------------  -------------------
                                    Ending Security Balance     $     71,956,932.35  $     47,033,996.35
                                                                ===================  ===================
INTEREST DISTRIBUTION:
Due Certificate Holders                                         $        416,299.23  $        271,081.97
Compensating Interest                                                      1,814.93             3,197.08

  Trustee Fee (Tx. Com. Bk.)                                                 918.66               532.68
  Pool Insurance Premium (PMI Mtg. Ins.)                                      --               10,817.48
  Pool Insurance (GE Mort. Ins.)                                          11,832.40                --
  Pool Insurance (United Guaranty Ins.)                                       --                   --
  Backup for Pool Insurance (Fin. Sec. Assur.)                                --                   --
  Special Hazard Insurance (Comm. and Ind.)                                   --                   --
  Bond Manager Fee (Capstead)                                              1,071.78               614.63
  Excess Compensating Interest (Capstead)                                     --                   --
  Administrative Fee (Capstead)                                            2,296.73             1,741.50
  Administrative Fee (Other)                                                  --                   --
  Excess-Fees                                                                 --                   --
  Special Hazard Insurance (Aetna Casualty)                                   --                   --
  Other                                                                       --                   --
                                                                -------------------  -------------------
                                                 Total Fees               16,119.57            13,706.29
                                                                -------------------  -------------------
 Servicing Fee                                                            20,723.65            13,966.96
 Interest on Accelerated Prepayments                                          --                   --
                                                                -------------------  -------------------
                                Total Interest Distribution     $        454,957.38  $        301,952.30
                                                                ===================  ===================
LOAN COUNT                                                                      312                  208

WEIGHTED AVERAGE PASS-THROUGH RATE                                      6.826988379          6.693762722

CAPSTEAD MORTGAGE CORPORATION                                     EXHIBIT 28.1
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  31-MAY-98

DEAL REFERENCE                                                         93-2E.B              93-2F                 93-2G
                                                                   ----------------    -----------------   ------------------
BEGINNING SECURITY BALANCE                                         $ 127,975,698.44    $   54,749,635.00   $   164,426,981.74
  Loans Repurchased                                                           --                   --                   --
  Scheduled Principal Distribution                                       153,649.84            60,710.22           214,272.63
  Additional Principal Distribution                                       34,872.24            10,307.38           481,874.53
  Liquidations Distribution                                            4,111,271.32         2,136,453.43         1,797,679.57
  Accelerated Prepayments                                                     --                   --                   --
  Adjustments (Cash)                                                          --                   --                   --
  Adjustments (Non-Cash)                                                      --                   --                   --
  Losses/Foreclosures                                                         --                   --                   --
  Special Hazard Account                                                      --                   --                   --
                                                                   ----------------    -----------------   ------------------
                                    Ending Security Balance        $ 123,675,905.04    $   52,542,163.97   $   161,933,155.01
                                                                   ================    =================   ==================
INTEREST DISTRIBUTION:
Due Certificate Holders                                            $     748,976.05    $      336,430.48   $       979,959.86
Compensating Interest                                                     10,336.64                --                4,545.45
  Trustee Fee (Tx. Com. Bk.)                                               1,386.40               684.38             1,849.80
  Pool Insurance Premium (PMI Mtg. Ins.)                                  28,154.65            15,713.18                --
  Pool Insurance (GE Mort. Ins.)                                              --                   --                   --
  Pool Insurance (United Guaranty Ins.)                                       --                   --                   --
  Backup for Pool Insurance (Fin. Sec. Assur.)                                --                   --                   --
  Special Hazard Insurance (Comm. and Ind.)                                   --                1,637.91                --
  Bond Manager Fee (Capstead)                                              1,599.70               912.49             2,055.34
  Excess Compensating Interest (Capstead)                                     --                4,410.10                --
  Administrative Fee (Capstead)                                            4,532.66                 0.07             6,851.35
  Administrative Fee (Other)                                                  --                   --                   --
  Excess-Fees                                                                 --                   --                   --
  Special Hazard Insurance (Aetna Casualty)                                   --                   --                   --
  Other                                                                       --                   (0.03)               --
                                                                   ----------------    -----------------   ------------------
                                                 Total Fees               35,673.41            23,358.10            10,756.49
                                                                   ----------------    -----------------   ------------------
 Servicing Fee                                                            33,592.15            17,489.88            41,498.79
 Interest on Accelerated Prepayments                                          --                   --                   --
                                                                   ----------------    -----------------   ------------------
                                Total Interest Distribution        $     828,578.25    $      377,278.46   $     1,036,760.59
                                                                   ================    =================   ==================
LOAN COUNT                                                                      436                  191                  596

WEIGHTED AVERAGE PASS-THROUGH RATE                                      7.119908226             7.490524          7.184990927

DEAL REFERENCE                                                         93-2H.1              93-2H.2
                                                                  -----------------    -----------------
BEGINNING SECURITY BALANCE                                        $   42,554,763.75    $   28,143,662.00
  Loans Repurchased                                                           --                   --
  Scheduled Principal Distribution                                        44,515.45            28,832.88
  Additional Principal Distribution                                       11,247.96             5,336.92
  Liquidations Distribution                                            2,189,585.40           668,065.79
  Accelerated Prepayments                                                     --                   --
  Adjustments (Cash)                                                          --                   --
  Adjustments (Non-Cash)                                                      --                   --
  Losses/Foreclosures                                                         --                   --
  Special Hazard Account                                                      --                   --
                                                                  -----------------    -----------------
                                    Ending Security Balance       $   40,309,414.94    $   27,441,426.41
                                                                  =================    =================
INTEREST DISTRIBUTION:
Due Certificate Holders                                           $      261,062.53    $      180,365.48
Compensating Interest                                                         --                   --

  Trustee Fee (Tx. Com. Bk.)                                                 531.94               351.77
  Pool Insurance Premium (PMI Mtg. Ins.)                                      --                   --
  Pool Insurance (GE Mort. Ins.)                                          12,511.09             8,077.23
  Pool Insurance (United Guaranty Ins.)                                       --                   --
  Backup for Pool Insurance (Fin. Sec. Assur.)                                --                   --
  Special Hazard Insurance (Comm. and Ind.)                                   --                   --
  Bond Manager Fee (Capstead)                                                 --                1,178.31
  Excess Compensating Interest (Capstead)                                  6,402.12             2,343.29
  Administrative Fee (Capstead)                                            1,773.10               253.89
  Administrative Fee (Other)                                                  --                   --
  Excess-Fees                                                                 --                   --
  Special Hazard Insurance (Aetna Casualty)                                1,102.88               842.02
  Other                                                                       --                   (0.07)
                                                                  -----------------    -----------------
                                                 Total Fees               22,321.13            13,046.44
                                                                  -----------------    -----------------
 Servicing Fee                                                            13,298.45             9,467.67
 Interest on Accelerated Prepayments                                          --                   --
                                                                  -----------------    -----------------
                                Total Interest Distribution       $      296,682.11    $      202,879.59
                                                                  =================    =================
LOAN COUNT                                                                      154                   90

WEIGHTED AVERAGE PASS-THROUGH RATE                                      7.361691345             7.661018

CAPSTEAD MORTGAGE CORPORATION                                     EXHIBIT 28.1
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  31-MAY-98

DEAL REFERENCE                                                            93-2I                 93-2I.1              93-2I.2
                                                                   ------------------   -------------------  --------------------
BEGINNING SECURITY BALANCE                                         $    33,979,754.45   $     30,838,973.43  $      35,123,052.32
  Loans Repurchased                                                             --                    --                    --
  Scheduled Principal Distribution                                          34,645.09             30,434.79             33,471.43
  Additional Principal Distribution                                          2,740.30              1,772.15              2,643.88
  Liquidations Distribution                                              1,339,932.64          1,343,153.55          2,113,118.67
  Accelerated Prepayments                                                       --                    --                    --
  Adjustments (Cash)                                                          (462.45)                --                    --
  Adjustments (Non-Cash)                                                        --                    --                    --
  Losses/Foreclosures                                                       43,814.81                 --                    --
  Special Hazard Account                                                        --                    --                    --
                                                                   ------------------   -------------------  --------------------
                                    Ending Security Balance        $    32,559,084.06   $     29,463,612.94  $      32,973,818.34
                                                                   ==================   ===================  ====================
INTEREST DISTRIBUTION:
Due Certificate Holders                                            $       211,529.72   $        197,530.74  $         226,617.42
Compensating Interest                                                           --                    --                    --

  Trustee Fee (Tx. Com. Bk.)                                                   424.73                385.48                439.04
  Pool Insurance Premium (PMI Mtg. Ins.)                                        --                    --                10,135.92
  Pool Insurance (GE Mort. Ins.)                                             9,661.57              9,066.66                 --
  Pool Insurance (United Guaranty Ins.)                                         --                    --                    --
  Backup for Pool Insurance (Fin. Sec. Assur.)                                  --                    --                 1,704.66
  Special Hazard Insurance (Comm. and Ind.)                                     --                    --                    --
  Bond Manager Fee (Capstead)                                                1,665.70                 --                    --
  Excess Compensating Interest (Capstead)                                    7,327.82              2,302.04              2,755.73
  Administrative Fee (Capstead)                                                217.05              1,284.91              1,463.37
  Administrative Fee (Other)                                                    --                    --                    --
  Excess-Fees                                                                   --                    --                    --
  Special Hazard Insurance (Aetna Casualty)                                  1,016.62                799.24              1,050.76
  Other                                                                         (0.48)                --                    --
                                                                   ------------------   -------------------  --------------------
                                                 Total Fees                 20,313.01             13,838.33             17,549.48
                                                                   ------------------   -------------------  --------------------
 Servicing Fee                                                              10,618.68              9,637.12             10,976.03
 Interest on Accelerated Prepayments                                            --                    --                    --
                                                                   ------------------   -------------------  --------------------
                                Total Interest Distribution        $       242,461.41   $        221,006.19  $         255,142.93
                                                                   ==================   ===================  ====================
LOAN COUNT                                                                        129                   127                   144

WEIGHTED AVERAGE PASS-THROUGH RATE                                           7.801286           7.686276865           7.742519116

DEAL REFERENCE                                                            1995-A               1996-A
                                                                   -------------------  -------------------
BEGINNING SECURITY BALANCE                                         $     64,944,333.76  $     51,632,620.38
  Loans Repurchased                                                              --                   --
  Scheduled Principal Distribution                                           59,498.31            52,800.22
  Additional Principal Distribution                                          61,577.75            13,444.80
  Liquidations Distribution                                               3,777,382.41         1,939,812.41
  Accelerated Prepayments                                                        --                   --
  Adjustments (Cash)                                                             --                   --
  Adjustments (Non-Cash)                                                         --                   --
  Losses/Foreclosures                                                            --                   --
  Special Hazard Account                                                         --                   --
                                                                   -------------------  -------------------
                                    Ending Security Balance        $     61,045,875.29  $     49,626,562.95
                                                                   ===================  ===================
INTEREST DISTRIBUTION:
Due Certificate Holders                                            $        409,178.31  $        316,967.48
Compensating Interest                                                            --                   --

  Trustee Fee (Tx. Com. Bk.)                                                    541.20               645.40
  Pool Insurance Premium (PMI Mtg. Ins.)                                         --                   --
  Pool Insurance (GE Mort. Ins.)                                             24,354.12            14,870.20
  Pool Insurance (United Guaranty Ins.)                                          --                   --
  Backup for Pool Insurance (Fin. Sec. Assur.)                                   --                   --
  Special Hazard Insurance (Comm. and Ind.)                                      --                   --
  Bond Manager Fee (Capstead)                                                    --                   --
  Excess Compensating Interest (Capstead)                                     8,030.16             8,395.73
  Administrative Fee (Capstead)                                               1,725.40             2,151.41
  Administrative Fee (Other)                                                     --                   --
  Excess-Fees                                                                    --                   --
  Special Hazard Insurance (Aetna Casualty)                                   1,488.31             1,183.25
  Other                                                                          --                   --
                                                                   -------------------  -------------------
                                                 Total Fees                  36,139.19            27,245.99
                                                                   -------------------  -------------------
 Servicing Fee                                                               20,295.16            14,298.86
 Interest on Accelerated Prepayments                                             --                   --
                                                                   -------------------  -------------------
                                Total Interest Distribution        $        465,612.66  $        358,512.33
                                                                   ===================  ===================
LOAN COUNT                                                                         287                  185

WEIGHTED AVERAGE PASS-THROUGH RATE                                         7.560535979          7.366679692

CAPSTEAD MORTGAGE CORPORATION                                     EXHIBIT 28.1
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  31-MAY-98

DEAL REFERENCE                                                        1996-B                1996-C.1             1996-C.2
                                                                ------------------   -------------------  -------------------
BEGINNING SECURITY BALANCE                                      $    110,563,950.30   $    25,691,866.54  $     38,303,429.73
  Loans Repurchased                                                           --                   --                   --
  Scheduled Principal Distribution                                       113,390.81            23,358.72            35,785.27
  Additional Principal Distribution                                        4,293.60            74,455.78            11,112.06
  Liquidations Distribution                                            3,932,480.95         2,969,703.21         1,804,607.87
  Accelerated Prepayments                                                     --                   --                   --
  Adjustments (Cash)                                                          --                   --                   --
  Adjustments (Non-Cash)                                                      --                   --                   --
  Losses/Foreclosures                                                         --                   --                   --
  Special Hazard Account                                                      --                   --                   --
                                                                -------------------   ------------------  -------------------
                                    Ending Security Balance     $    106,513,784.94   $    22,624,348.83  $     36,451,924.53
                                                                ===================   ==================  ===================


INTEREST DISTRIBUTION:                                          $        691,312.64   $       159,285.31  $        248,839.26
Due Certificate Holders                                                       --                   --                  397.02
Compensating Interest

  Trustee Fee (Tx. Com. Bk.)                                               1,382.05               321.15               319.20
  Pool Insurance Premium (PMI Mtg. Ins.)                                  29,879.90                --                   --
  Pool Insurance (GE Mort. Ins.)                                              --                7,399.26                --
  Pool Insurance (United Guaranty Ins.)                                       --                   --                   --
  Backup for Pool Insurance (Fin. Sec. Assur.)                             2,866.48                --                   --
  Special Hazard Insurance (Comm. and Ind.)                                   --                   --                   --
  Bond Manager Fee (Capstead)                                                 --                   --                   --
  Excess Compensating Interest (Capstead)                                  7,388.93             7,740.20             2,168.33
  Administrative Fee (Capstead)                                            4,606.94             1,284.67               798.00
  Administrative Fee (Other)                                                  --                   --                   --
  Excess-Fees                                                                 --                   --                   --
  Special Hazard Insurance (Aetna Casualty)                                3,197.14               588.77                --
  Other                                                                       --                   --                   --
                                                                 ------------------   ------------------   ------------------
                                                 Total Fees               49,321.44            17,334.05             3,285.53
                                                                 ------------------   ------------------   ------------------
                                                                          32,293.76             8,028.72             9,020.52
 Servicing Fee                                                                --                   --                   --
  Interest on Accelerated Prepayments                            ------------------   ------------------   ------------------
                                 Total Interest Distribution     $       772,927.84   $       184,648.08   $       261,542.33
                                                                 ==================   ==================   ==================
LOAN COUNT                                                                      377                  105                  163

WEIGHTED AVERAGE PASS-THROUGH RATE                                      7.503125257          7.439800908          7.808270385

DEAL REFERENCE                                                         1996-C.3
                                                                -------------------
BEGINNING SECURITY BALANCE                                       $    41,245,406.57
  Loans Repurchased                                                           --
  Scheduled Principal Distribution                                        36,202.13
  Additional Principal Distribution                                        6,626.61
  Liquidations Distribution                                            2,180,932.04
  Accelerated Prepayments                                                     --
  Adjustments (Cash)                                                          --
  Adjustments (Non-Cash)                                                      --
  Losses/Foreclosures                                                         --
  Special Hazard Account                                                      --
                                                                 ------------------
                                    Ending Security Balance      $    39,021,645.79
                                                                 ==================


INTEREST DISTRIBUTION:                                           $       253,720.52
Due Certificate Holders                                                       --
Compensating Interest

  Trustee Fee (Tx. Com. Bk.)                                                 343.71
  Pool Insurance Premium (PMI Mtg. Ins.)                                      --
  Pool Insurance (GE Mort. Ins.)                                              --
  Pool Insurance (United Guaranty Ins.)                                   15,363.92
  Backup for Pool Insurance (Fin. Sec. Assur.)                                --
  Special Hazard Insurance (Comm. and Ind.)                                   --
  Bond Manager Fee (Capstead)                                              9,463.31
  Excess Compensating Interest (Capstead)                                  4,120.68
  Administrative Fee (Capstead)                                            1,621.59
  Administrative Fee (Other)                                                  --
  Excess-Fees                                                                 --
  Special Hazard Insurance (Aetna Casualty)                                1,192.67
  Other                                                                       --
                                                                 ------------------
                                                 Total Fees               32,105.88
                                                                 ------------------
                                                                          12,889.23
 Servicing Fee                                                                --
  Interest on Accelerated Prepayments                            ------------------
                                 Total Interest Distribution     $       298,715.63
                                                                 ==================
LOAN COUNT                                                                      178

WEIGHTED AVERAGE PASS-THROUGH RATE                                          7.65711